Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Xtra-Gold Resources Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, PAUL ZYLA, Chief Executive Officer of our Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2011	s/s Paul Zyla

	By	Paul Zyla
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to and will be retained by our company and furnished to the Securities and Exchange Commission or its staff upon request.